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                                                    EXHIBIT 10.78

     This ASSIGNMENT AND BILL OF SALE, is dated as of January 12,
1999   from  Toledo  Pickling  &  Steel  Sales,  Inc.,  an   Ohio
corporation ("Seller"), to TPSS Acquisition Corporation, an Ohio corporation ("Purchaser").


                            RECITALS:


      WHEREAS, on the terms and subject to the conditions set forth in the Asset Purchase Agreement dated as of December 31, 1998 between the Seller and Purchaser (the "Asset Purchase Agreement"), Seller has agreed to sell, transfer and deliver to Purchaser, and Purchaser has agreed to purchase, all right, title and interest of Seller in and to all of the Assets, as defined in the Asset Purchase Agreement;

      WHEREAS, on the Closing Date hereof, in accordance with the terms of the Asset Purchase Agreement, Seller is selling, transferring and delivering to Purchaser, and Purchaser is purchasing from Seller, all of the Seller's right, title and interest in and to all Assets of the Seller as defined in the Asset Purchase Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.    Recitals.   Each of the above recitals is incorporated
herein as a term and provision of this Assignment and Bill of Sale.

      2. Defined Terms. All capitalized terms used in this Assignment and Bill of Sale shall have the meanings ascribed to such terms in the Asset Purchase Agreement unless otherwise specifically defined herein.

       3. Assignment and Sale. In consideration of the premises and the payment by Purchaser of the Purchase Price and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Seller does hereby sell, transfer and deliver to Purchaser and its successors and assigns forever, the Assets of the Seller as defined in, and in accordance with the terms of, the Asset Purchase Agreement, free and clear of all mortgages, liens, security interests and encumbrances.

      4. Representations, Warranties and Covenants. Except as otherwise disclosed in the Asset Purchase Agreement, Seller does hereby represent and warrant to the Purchaser, and covenant and agree, that:


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  (A)  Seller is the owner of, and has good title to, the Assets, which are free and clear of all claims, liens, encumbrances, security interests, charges, pledges, or assignments;

  (B) Seller has not made any prior sale, assignment or transfer of the Assets and will not further sell, assign, transfer or otherwise dispose of any of the Assets, nor will the Seller create, incur or permit to exist any pledge, lien, encumbrance or security interest whatsoever with respect to any of the Assets or the proceeds thereof;

   (C) Seller has the present right, power and authority to sell the Assets to Purchaser;

   (D) All action has been taken which is required to make this Assignment and Bill of Sale a legal, valid and binding obligation of Seller;

  (E) All representations, warranties and covenants of the Seller set forth in the Asset Purchase Agreement are true and correct on and as of the date hereof, before and after giving effect to the purchase of the Assets evidenced hereby and to the application of the proceeds therefrom, as though on and as of such date; and

 (F) No event has occurred, or would result from such purchase or from the application of the proceeds therefrom, which constitutes or would constitute a breach or default if any one or more of the representations, warranties and covenants set forth in the Asset Purchase Agreement but for the requirement that notice be given or time elapse or both.

     5. Further Assurances. The Seller agrees that at any time and from time to time, after the execution of this Assignment and Bill of Sale, upon the request of Purchaser to execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers, conveyances, and assurances as may be required for the consummation of the transactions contemplated by this Assignment and Bill of Sale and the Asset Purchase Agreement.

       6. Waiver. No waiver of a breach of, or default under, any provisions of this Assignment and Bill of Sale, or failure to enforce any right or privilege hereunder, shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Assignment and Bill of Sale, or as a waiver of any of such provisions, rights or privileges hereunder. Neither the execution, delivery or performance of this Assignment and Bill of Sale shall serve as or constitute a waiver of Purchaser's rights under the Asset Purchase Agreement, nor do the terms and provisions hereof amend or modify the Asset Purchase Agreement, which remains in full force and effect.

     7. Amendment. This Bill of Sale and Assignment may not be changed orally, but only by an instrument in writing signed by all the parties hereto.


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       8.  Headings.  The heading of the sections and subsections contained in this Bill of Sale and Assignment are inserted for convenience only and do not form a part or affect the meaning thereof.

      9. Governing Law. This Assignment and Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Bill of Sale to be duly signed by an authorized officer on the day and year first above written.

                                   SELLER:

                                   Toledo Pickling & Steel Sales,
                                   Inc.

                                   By:  /s/ William Ciralsky
                                      ----------------------
                                   Title: President


                                   PURCHASER:

                                   TPSS Acquisition Corporation

                                   By: /s/ Richard Bailey
                                   ----------------------
                                   Title:  President